UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) May 15, 2012 (May 14, 2012)

NEW SOURCE ENERGY CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-35539	45-2735455
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

914 North Broadway, Suite 230 Oklahoma City, Oklahoma	73102
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (405) 272-3028

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

❑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

❑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

❑	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

❑	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On May 14, 2012, New Source Energy Corporation (the “Company”) notified the New York Stock Exchange (“NYSE”) that it will not list its common stock, par value $0.001 per share, with the NYSE and intends to file with the Securities and Exchange Commission a notification on Form 25 to withdraw its common stock from registration under Section 12(b) of the Securities Exchange Act of 1934, as amended.

A copy of the press release issued by the Company is attached as Exhibit 99.1 to this current report and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

The following Exhibits are filed as a part of this report:

99.1	Company press release dated May 14, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NEW SOURCE ENERGY CORPORATION

By:	/s/ Richard D. Finley

Richard D. Finley Chief Financial Officer

Date: May 15, 2012

INDEX TO EXHIBITS

99.1	Company press release dated May 14, 2012.